                                                                 Exhibit a(1)(d)


                               AMENDMENT NO. 3
                           TO AMENDED AND RESTATED
                    AGREEMENT AND DECLARATION OF TRUST OF
                       AIM INVESTMENT SECURITIES FUNDS

            This Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (this "Amendment") amends, effective as of May 14, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

            Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

            NOW, THEREFORE, the Agreement is hereby amended as follows:

      1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

      2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

      3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 14, 2003.

                                    By:   /s/ Robert H. Graham
                                          ------------------------------
                                          Name: Robert H. Graham
                                          Title: President

                         EXHIBIT 1 TO AMENDMENT NO. 3
                                      TO
                             AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST
                      OF AIM INVESTMENT SECURITIES FUNDS


                                 "SCHEDULE A

                       AIM INVESTMENT SECURITIES FUNDS
                        PORTFOLIOS AND CLASSES THEREOF

      PORTFOLIO                           CLASSES OF EACH PORTFOLIO
      AIM High Yield Fund                 Class A Shares
                                          Class B Shares
                                          Class C Shares
                                          Investor Class Shares

      AIM High Yield Fund II              Class A Shares
                                          Class B Shares
                                          Class C Shares

      AIM Income Fund                     Class A Shares
                                          Class B Shares
                                          Class C Shares
                                          Class R Shares
                                          Investor Class Shares

      AIM Intermediate Government Fund    Class A Shares
                                          Class B Shares
                                          Class C Shares
                                          Class R Shares
                                          Investor Class Shares

      AIM Limited Maturity Treasury Fund  Class A Shares
                                          Class A3 Shares
                                          Institutional Class Shares

      AIM Money Market Fund               Class B Shares
                                          Class C Shares
                                          Class R Shares
                                          AIM Cash Reserve Shares
                                          Investor Class Shares

      AIM Municipal Bond Fund             Class A Shares
                                          Class B Shares
                                          Class C Shares
                                          Investor Class Shares

      AIM Short Term Bond Fund            Class C Shares

      AIM Total Return Bond Fund          Class A Shares
                                          Class B Shares
                                          Class C Shares"